Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

HENNESSY FUNDS

May 4, 2015

Supplement to the Prospectus dated February 27, 2015

At a recent meeting (the “Board Meeting”) of the Board of Trustees (the “Board”) of Hennessy Funds Trust (the “Trust”, and each series thereof, a “Fund”), the Board approved, subject to shareholder approval:

1.
A new investment advisory agreement for each Fund between the Trust, on behalf of each Fund, and Hennessy Advisors, Inc. (the “Advisor”), the investment advisor to each Fund, in order to ensure that the existing advisory services provided to each Fund continue uninterrupted in connection with a securities offering by the Advisor or other transaction involving the securities of the Advisor.

2.
A new sub-advisory agreement for the Hennessy Focus Fund, the Hennessy Large Value Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund, in order to ensure that the existing sub-advisory services provided to such Funds continue uninterrupted in connection with a securities offering by the Advisor or other transaction involving the securities of the Advisor.

3.
The adoption of a Distribution (Rule 12b-1) Plan for the Investor Class shares of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Large Value Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund (collectively, the “Plans”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

At the Board Meeting, the Board called a shareholder meeting for shareholders of each Fund to vote on the approval of a new investment advisory agreement and for shareholders of the Investor Class shares of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Large Value Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund to vote on the approval of the Plans.

Shareholders as of the record date will receive a proxy statement seeking their vote on the proposals.  The record date is May 7, 2015, and the shareholder meeting date is July 30, 2015.

The Trust and the Trustees of the Trust are the participants in the solicitation.  The participants may have interests in the solicitation, including as a result of holding shares of the series of the Trust.  Information regarding the participants and their interests may be found in the Prospectus and Statement of Additional Information that form part of the Trust’s registration statement on Form N-1A, as amended to date and filed with the SEC on March 2, 2015.

More information will be available in the proxy statement.  Once the final proxy statement is filed with the U.S. Securities and Exchange Commission, it will be posted on the internet at www.proxyvote.com., and will be sent to shareholders seeking their support of the proposals.  Shareholders are urged to read the definitive proxy statement and proxy card when they become available, because they will contain important information about the Trust, its series, the proposals and related matters.  Shareholders may obtain a free copy of the definitive proxy statement and proxy card (when available) and other documents filed by the Trust with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at www.sec.gov.  The definitive proxy statement (when available) and other related SEC documents filed by the Trust with the SEC may also be obtained free of charge from the Trust.

* * *

Prospectus Supplement Dated May 4, 2015
Please Read Carefully and Keep for Future Reference